EXHIBIT 10.98

                                    ALLONGE,
                                    AMENDMENT
                                       and
                                     WAIVER

                                      No. 2

                           Dated as of: April 27, 2006

         1. On September 28, 2004, Vyteris, Inc. and Spencer Trask Specialty Group, LLC ("STSG") entered into a Securities Purchase Agreement (the "SPA") with respect to the purchase of 11.5% Senior Secured Grid Notes (the "Notes"). For the purposes of this Allonge, Amendment and Waiver, the term "Noteholders" shall mean STSG, Spencer Trask Private Equity Fund I, LP, Spencer Trask Private Equity Fund II, LP, Spencer Trask Private Equity Accredited Fund III, LLC and Spencer Trask Illumination Fund LLC. Subsequently, the Noteholders entered into a Subordination Agreement, pursuant to which it agreed to subordinate those Notes to the obligations that Vyteris, Inc.'s parent company, Vyteris Holdings (Nevada), Inc. (collectively with Vyteris, Inc., the "Vyteris Parties") has to purchasers of senior secured notes issued on August 19, 2005 (the "Subordination Agreement"). The SPA, the Notes, the security agreement and any subscription agreements with respect to the Notes, are referred to in this Allonge, Amendment and Waiver as the "Transaction Documents." The Transaction Documents have been previously amended by the Allonge, Amendment and Waiver dated March 29, 2006.

         2. Each of the Noteholders hereby waives and forgives any and all defaults, events of default, covenant defaults, and breaches of the Transaction Documents by the Vyteris Parties, which have or may have occurred under such Transaction Documents through and including the date hereof, including, without limitation, any defaults, events of default, covenant defaults or breaches of the Transaction Documents by the Vyteris Parties resulting from the aggregate principal amount of the outstanding loans made pursuant to the Transaction Documents being in excess of any restrictions on the amounts which the Vyteris Parties may borrow pursuant to the Transaction Documents (the "Borrowing Base Issue"). This Allonge, Amendment and Waiver shall serve as a continuing waiver with respect to the Borrowing Base Issue, and the facts thereof.

         3. The Transaction Documents are hereby amended as follows, notwithstanding anything contained in any of the Transaction Documents to the contrary (but subject to the limitations on the Noteholders and the other restrictions set forth in the Subordination Agreement):

                (a) all references to the "Maturity Date" or to the date on which any of the Notes matures, shall mean November 30, 2006;

                (b) with respect to the limitations on outstanding principal amount contained in the Transaction Documents, the Borrower and the Lender with respect to each Note hereby agree that the Outstanding Principal Amount of all of the existing Notes may exceed the Limiting Principal Amount and the Available Loan Amount;

                (c) until the Notes are repaid, on the last business day of each calendar month commencing with December 2005, Vyteris Holdings (Nevada), Inc., shall issue to the Noteholders (in proportion to the principal amount of the Notes held by each) warrants to purchase 100,000 shares, in the aggregate, of Vyteris Holdings (Nevada), Inc. (each of such warrants to terminate five years following the issuance date thereof, and to have an exercise price of $2.40 per share of Vyteris Holdings (Nevada), Inc. common stock) (the "Warrant Terms");

                (d) with respect to all interest on the Notes which has accrued, or will accrue, from and after November 15, 2005, each Noteholder agrees to forgive the payment of such interest in consideration of the issuance by Vyteris Holdings (Nevada), Inc. to the Noteholders (in proportion to the principal amount of the Notes held by each) of warrants to purchase 10,000 shares, in the aggregate, of Vyteris Holdings (Nevada), Inc. common stock on the last business day of each calendar month commencing with December 2005, until the Notes are repaid, with such warrants having the Warrant Terms; and

                (e) to the extent that interest accrued on the Notes prior to November 15, 2005, Vyteris, Inc. shall pay such interest to the Noteholders, in cash, on November 30, 2006.


                           Spencer Trask Specialty Group, LLC

                           By:  /s/ Kevin Kimberlin
                              -------------------------------------------
                           Name: Kevin Kimberlin
                           Title: Nonmember Manager


                           Spencer Trask Private Equity Fund I, LP
                           By: Trask Partners, LLC

                           By:  /s/ William P. Gioguardi
                              -------------------------------------------
                           Name: William P. Giguardi
                           Title:  Manager of General Partner


                           Spencer Trask Private Equity Fund II, LP
                           By: Trask Partners, LLC


                           By:  /s/ William P. Gioguardi
                              -------------------------------------------
                           Name: William P. Giguardi
                           Title:  Manager of General Partner


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

                           Spencer Trask Private Equity Accredited Fund III, LLC

                           By:  /s/ William P. Gioguardi
                              -------------------------------------------
                           Name: William P. Giguardi
                           Title:  Manager


                           Spencer Trask Illumination Fund LLC
                           By:  LLC Management Services, Inc. Manager

                           By:  /s/ William P. Gioguardi
                              -------------------------------------------
                           Name: William P. Giguardi
                           Title:  President


                           Vyteris Holdings (Nevada), Inc.

                           By:  /s/ Timothy J. McIntyre
                              -------------------------------------------
                           Name: Timothy J. McIntyre
                           Title:  President & Chief Executive Officer


                           Vyteris, Inc.

                           By:  /s/ Timothy J. McIntyre
                              -------------------------------------------
                           Name: Timothy J. McIntyre
                           Title:  President & Chief Executive Officer


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